Exhibit 32.2

                              CERTIFICATION OF THE
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Report on Form 10-K for the year ended December 31, 2006 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Luterman, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Corporation.



Date:      February 22, 2007


                                        /s/ Gerald Luterman
                                        -------------------
                                        Gerald Luterman
                                        Executive Vice President
                                        and Chief Financial Officer